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                                                                    Exhibit 10.5

                      SECOND AMENDMENT TO LIMITED GUARANTY

                               As of July 12, 2002

Bank of America, N.A.
Private Bank
700 Louisiana, 6th Floor
Houston, Texas 77002
Attn: Samantha Kennedy

         Re:    Limited Guaranty

Ladies and Gentlemen:

         Reference is made to that certain Limited Guaranty dated as of February 14, 2001 (the "Guaranty) executed by DON A. SANDERS, an individual ("Guarantor") in favor of BANK OF AMERICA, N.A., a national banking association (the "Lender"), as amended by that certain First Amendment to Limited Guaranty dated as of May 24, 2001 executed by Guarantor in favor of Lender. Unless otherwise indicated, all capitalized terms herein are used as defined in the Guaranty, as amended.

         For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor and Lender agree as follows:

         1. Certain Definitions. As used in the Guaranty, as amended, the following term hereafter has the amended meaning indicated as follows:

                "Term Note" shall mean that certain Replacement Term Loan Note dated as of July 12, 2002, in the principal amount of $5,000,000 and executed by AEROCELL STRUCTURES, INC., an Arkansas corporation, TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation, AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation, and TIMCO ENGINE CENTER, INC., a Delaware corporation, and payable to the order of Lender (as further amended, modified, restated or replaced from time to time).

         2. Other Amendments. Section 1(i) of the Guaranty, as amended, is hereby amended and restated to read in its entirety as follows:

         For value received and in consideration of any loan, advance or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to the Borrowers by the Lender under the Term Note, the Guarantor unconditionally guarantees the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, 50% of the indebtedness evidenced by the Term Note (such guaranteed portion being referred to herein as the "Obligations") (including, without limitation, interest accruing following the filing of a bankruptcy petition by or against any Borrower, at the applicable rate specified in the Term Note, whether or not such interest is allowed or allowable as a claim in bankruptcy, but

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         excluding any increase in the principal amount of the Term Note, whether by amendment or otherwise, which is not consented to in writing by the Guarantor).

         3. Guaranty; Effect. Except as amended in this instrument, the Guaranty is and shall be unchanged and shall remain in full force and effect.

         4. Multiple Counterparts. This instrument may be executed in more than one counterpart, each of which shall be deemed an original, and all of which constitute, collectively, one instrument; but, in making proof of this instrument, it shall not be necessary to produce or account for more than one such counterpart. It shall not be necessary for Guarantor and Lender to execute the same counterpart hereof so long as Guarantor and Lender execute a counterpart hereof.

         5. Final Agreement. THE GUARANTY, AS AMENDED HEREBY, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

         If the foregoing terms and conditions are acceptable to Guarantor, Guarantor should indicate its acceptance by signing in the space provided below, whereupon this letter shall become an agreement binding upon and inuring to the benefit of Lender and Guarantor and their respective successors and assigns.

                                           Very truly yours,


                                           /s/ Don A. Sanders
                                           -------------------------------------
                                           DON A. SANDERS

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